UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACTOF 1934

Date of Report: February 24, 2009

     Commission file number:
000-50709

NOWAUTO GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-50709	77-0594821
(State or other jurisdiction of incorporation)	Commission file number	(I.R.S. Employer Identification No.)

2090 East University, Suite 112, Tempe, Arizona 85281

(address of principal executive offices, including zip code)

(480) 990-0007

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NowAuto Group, Inc announces Operating Profit Achieved In Spite of Challenging Conditions

Item 2.02    NowAuto Group, Inc announces Operating Profit Achieved In Spite of Challenging Conditions.

On February 24, 2007 NowAuto Group, Inc issued a press release announcing Operating Profit Achieved In Spite of Challenging Conditions. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.01    Regulation FD Disclosure.

The Company issued a press release on October 14, 2008, a copy of which is furnished as Exhibit 99.1

Item 9.01    Financial Statements and Exhibits.

Exhibit 99.1 Press release of NowAuto Group, Inc dated February 24, 2008

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: October 14, 2008	/s/ Scott Miller

Scott Miller, Chief Executive Officer

Insert Fiscal 2008 Results October 14, 2008